UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

----------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

----------

Date of Report (Date of earliest event reported): November 3, 2015

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Amendment of Executive Officer Employment Agreement and Director Split Dollar Agreements.

On November 3, 2015, Southcoast Financial Corporation (“Southcoast”) and William B. Seabrook (“Seabrook”) entered into an Amendment of Amended and Restated Employment Agreement (the “Seabrook Amendment”), amending the Amended and Restated Employment Agreement, dated as of December 29, 2008, between Southcoast and Seabrook.  The Seabrook Amendment: (i) eliminated the salary continuation benefit for termination occurring because of disability; (ii) revised the change in control payment from one contingent on employment termination within 24 months after a change in control to one payable when the change in control occurs, regardless of whether employment termination also occurs; and (iii) made certain other amendments to conform the Amended and Restated Employment Agreement to the revisions in (i) and (ii).

A copy of the Seabrook Amendment is included with this Form 8-K as Exhibit 10.1.

On November 3, 2015, Southcoast entered into letter agreements (“Letter Agreements”) with each of non-employee directors William A. Coates, Stephen F. Hutchinson and James P. Smith, amending the Endorsement Split Dollar Agreements, dated as of December 13, 2007 with each such director.  The Letter Agreements correct certain ambiguities in the Split Dollar Agreements as follow: (i) add definitions for terms used in the Split Dollar Agreements that were not included in the original agreements; (ii) clarify the original intention that the Split Dollar Agreements survive termination and attainment of age 70 if a change in control first occurs; and (iii) state a payment date on which payment to the beneficiary will be made.

The form of Letter Agreement is included with this Form 8-K as Exhibit 10.2.

Section 8 – Other Events

Item 8.01 Other Events

On August 14, 2015, Southcoast and L. Wayne Pearson (“Pearson”) entered into an Amendment of Amended and Restated Employment Agreement (the “Pearson Amendment”), amending the Amended and Restated Employment Agreement, dated as of August 14, 2008, between Southcoast and Pearson.   The Pearson Amendment clarifies that the severance benefit for termination within 24 months after a change in control is payable in a lump sum, whether termination is voluntary or involuntary.

The Pearson Amendment was not material to Southcoast.  Notwithstanding the immateriality of the Pearson Amendment, this information is being provided because the amended terms provided for in the Pearson Amendment are discussed in the Proxy Statement/Prospectus of Southcoast, which forms a part of the Registration Statement on Form S-4 filed by BNC Bancorp in connection with the proposed merger of Southcoast with and into BNC Bancorp (Registration No. 333-207649).

A copy of the Pearson Amendment is included with this Form 8-K as Exhibit 10.1.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment of Amended and Restated Employment Agreement, dated as of November 3, 2015, between Southcoast Financial Corporation and William B. Seabrook.

10.2
Form of Letter Agreements, dated as of November 4, 2015, amending Endorsement Split Dollar Agreements between Southcoast Financial Corporation and each of William A. Coates, Stephen F. Hutchinson and James P. Smith.

10.3	Amendment of Amended and Restated Employment Agreement, dated as of August 14, 2015, between Southcoast Financial Corporation and L. Wayne Pearson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: November 4, 2015	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment of Amended and Restated Employment Agreement, dated as of November 3, 2015, between Southcoast Financial Corporation and William B. Seabrook.

10.2
Form of Letter Agreements, dated as of November 4, 2015, amending Endorsement Split Dollar Agreements between Southcoast Financial Corporation and each of William A. Coates, Stephen F. Hutchinson and James P. Smith.

10.3	Amendment of Amended and Restated Employment Agreement, dated as of August 14, 2015, between Southcoast Financial Corporation and L. Wayne Pearson.

4